Exhibit 99.1

Investors May Contact:
Ryan Marsh
VP & Treasurer
(770) 418-8211
ir@asburyauto.com

Reporters May Contact:
Melissa Corey
Public Relations & Communications Manager
(770) 418-8231
mcorey@asburyauto.com

ASBURY AUTOMOTIVE GROUP REPORTS ALL-TIME RECORD QUARTERLY EPS FROM CONTINUING OPERATIONS

Third quarter EPS from continuing operations of $0.72 per diluted share, up 71% over prior period quarter

Duluth, GA, October 23, 2012 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the third quarter 2012 of $22.8 million, or $0.72 per diluted share, versus adjusted income from continuing operations in the third quarter 2011 of $13.8 million, or $0.42 per diluted share, a 71% increase per diluted share. On a GAAP-basis, income from continuing operations in the third quarter 2011 was $12.3 million, or $0.38 per diluted share. Net income for the third quarter 2012 was $20.7 million, or $0.66 per diluted share, compared to $12.3 million, or $0.38 per diluted share in the prior year period. See attached reconciliation for reported adjustments.

Third Quarter 2012 Highlights (compared to the prior year period):

•	Total revenues increased 14% to $1.2 billion

•	New vehicle retail revenues up 22%

•	Used vehicle retail revenues up 5%

•	Finance and insurance revenues up 22%

•	Parts and service revenues up 1%

•	SG&A expense as a percent of gross profit improved 480 basis points to 72.3%

•	Repaid remaining $15 million of outstanding convertible notes and completed $34 million of mortgages; third quarter leverage at 2.3x Total Debt/Adjusted EBITDA

•	Repurchased $6 million of Asbury common stock during the quarter

“Asbury is pleased to announce all-time record quarterly results from continuing operations,” said Craig T. Monaghan, Asbury's President and Chief Executive Officer. “Operational excellence combined with disciplined spending produced these record results. With our core infrastructure in place, we look forward to building a stronger Company through both top-line and bottom-line growth.”
Asbury's Executive Vice President and Chief Operating Officer, Michael S. Kearney, added, “Our stores continue to generate phenomenal results. Record operating profits were driven by a balanced contribution from all business areas recording higher revenues and gross profits. These results reflect the impressive benefits from our focus on best processes enabled by technology and executed by motivated employees.”

For the nine-month period ended September 30, 2012, the Company reported income from continuing operations of $61.2 million, or $1.94 per diluted share, compared to adjusted income from continuing operations of $40.9 million, or $1.24 per diluted share, in the prior year period. Last year's results included a net charge of $11.1 million, net of taxes, for non-core items in SG&A and Other operating expense, or $0.34 per diluted share. The Company's revenues totaled $3.4 billion, an increase of 11% compared to $3.1 billion in the prior year period. Net income for the nine-month period ended September 30, 2012 was $59.4 million, or $1.88 per diluted share compared to $46.4 million or $1.41 per diluted share for the prior year period.

Asbury will host a conference call to discuss its third quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (888) 428-9480 (domestic), or (719) 325-2420 (international); passcode - 7139904. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 77 retail auto stores, encompassing 97 franchises for the sale and servicing of 28 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES:
New vehicle	$674.7	$550.8	$1,902.7	$1,659.4
Used vehicle	335.6	318.5	988.6	922.9
Parts and service	143.5	141.8	429.2	423.8
Finance and insurance, net	44.1	36.1	123.6	102.0
Total revenues	1,197.9	1,047.2	3,444.1	3,108.1
COST OF SALES:
New vehicle	633.1	512.1	1,780.6	1,547.4
Used vehicle	309.4	294.3	908.9	844.4
Parts and service	60.3	61.9	181.0	187.5
Total cost of sales	1,002.8	868.3	2,870.5	2,579.3
GROSS PROFIT	195.1	178.9	573.6	528.8
OPERATING EXPENSES:
Selling, general and administrative	141.1	137.9	419.3	405.9
Depreciation and amortization	5.5	5.8	16.9	16.8
Other operating (income) expense, net	(0.9)	1.7	(1.0)	15.2
Income from operations	49.4	33.5	138.4	90.9
OTHER EXPENSES:
Floor plan interest expense	(3.0)	(2.0)	(8.6)	(6.7)
Other interest expense, net	(8.6)	(9.9)	(26.6)	(30.7)
Swap interest expense	(1.3)	(1.4)	(3.8)	(4.2)
Convertible debt discount amortization	(0.1)	(0.1)	(0.4)	(0.6)
Loss on extinguishment of long-term debt	—	(0.4)	—	(0.4)
Total other expenses, net	(13.0)	(13.8)	(39.4)	(42.6)
Income before income taxes	36.4	19.7	99.0	48.3
INCOME TAX EXPENSE	13.6	7.4	37.8	18.5
INCOME FROM CONTINUING OPERATIONS	22.8	12.3	61.2	29.8
DISCONTINUED OPERATIONS, net of tax	(2.1)	—	(1.8)	16.6
NET INCOME	$20.7	$12.3	$59.4	$46.4
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$0.73	$0.39	$1.97	$0.93
Discontinued operations	(0.06)	—	(0.06)	0.52
Net income	$0.67	$0.39	$1.91	$1.45
Diluted—
Continuing operations	$0.72	$0.38	$1.94	$0.90
Discontinued operations	(0.06)	—	(0.06)	0.51
Net income	$0.66	$0.38	$1.88	$1.41
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	31.1	31.7	31.1	32.1
Stock options	0.1	0.6	0.2	0.6
Restricted stock	0.2	0.1	0.2	0.2
Performance share units	0.1	0.1	0.1	0.1
Diluted	31.5	32.5	31.6	33.0

New Vehicle-

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$246.8	$198.9	$47.9	24%
Mid-line import	332.1	255.3	76.8	30%
Mid-line domestic	94.3	96.6	(2.3)	(2)%
Total new vehicle revenue—same store(1)	673.2	550.8	122.4	22%
New vehicle revenue—acquisitions	1.5	—
New vehicle revenue, as reported	$674.7	$550.8	$123.9	22%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$18.3	$15.2	$3.1	20%
Mid-line import	16.6	17.1	(0.5)	(3)%
Mid-line domestic	6.5	6.4	0.1	2%
Total new vehicle gross profit—same store(1)	41.4	38.7	2.7	7%
New vehicle gross profit—acquisitions	0.2	—
New vehicle gross profit, as reported	$41.6	$38.7	$2.9	7%

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
New vehicle units:
New vehicle retail units—same store(1)
Luxury	5,074	4,046	1,028	25%
Mid-line import	12,642	9,622	3,020	31%
Mid-line domestic	2,595	2,469	126	5%
Total new vehicle retail units—same store(1)	20,311	16,137	4,174	26%
Fleet vehicles	537	700	(163)	(23)%
Total new vehicle units—same store(1)	20,848	16,837	4,011	24%
New vehicle units—acquisitions	20	—
New vehicle units—actual	20,868	16,837	4,031	24%

New Vehicle Metrics-

	For the Three Months Ended September 30,		(Decrease)	% Change
	2012	2011
Revenue per new vehicle sold—same store(1)	$32,291	$32,714	$(423)	(1)%
Gross profit per new vehicle sold—same store(1)	$1,986	$2,299	$(313)	(14)%
New vehicle gross margin—same store(1)	6.1%	7.0%	(0.9)%	(13)%

______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle-

	For the Three Months Ended September 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$281.2	$268.4	$12.8	5%
Used vehicle retail revenues—acquisitions	0.6	—
Total used vehicle retail revenues	281.8	268.4	13.4	5%

Used vehicle wholesale revenues—same store(1)	53.8	50.1	3.7	7%
Used vehicle wholesale revenues—acquisitions	—	—
Total used vehicle wholesale revenues	53.8	50.1	3.7	7%
Used vehicle revenue, as reported	$335.6	$318.5	$17.1	5%
Gross profit:
Used vehicle retail gross profit—same store(1)	$26.7	$25.5	$1.2	5%
Used vehicle retail gross profit—acquisitions	0.2	—
Total used vehicle retail gross profit	26.9	25.5	1.4	5%

Used vehicle wholesale gross profit—same store(1)	(0.6)	(1.3)	0.7	54%
Used vehicle wholesale gross profit—acquisitions	(0.1)	—
Total used vehicle wholesale gross profit	(0.7)	(1.3)	0.6	46%
Used vehicle gross profit, as reported	$26.2	$24.2	$2.0	8%
Used vehicle retail units:
Used vehicle retail units—same store(1)	14,566	14,053	513	4%
Used vehicle retail units—acquisitions	19	—
Used vehicle retail units—actual	14,585	14,053	532	4%

Used Vehicle Metrics-

	For the Three Months Ended September 30,		Increase	% Change
	2012	2011
Revenue per used vehicle retailed—same store(1)	$19,305	$19,099	$206	1%
Gross profit per used vehicle retailed—same store(1)	$1,833	$1,815	$18	1%
Used vehicle retail gross margin—same store(1)	9.5%	9.5%	—%	—%
______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service-

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$143.2	$141.8	$1.4	1%
Parts and service revenues—acquisitions	0.3	—
Parts and service revenue, as reported	$143.5	$141.8	$1.7	1%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$51.5	$50.1	$1.4	3%
Reconditioning and preparation	17.2	14.7	2.5	17%
Warranty	9.6	10.3	(0.7)	(7)%
Wholesale parts	4.8	4.8	—	—%
Total parts and service gross profit—same store(1)	83.1	79.9	3.2	4%
Parts and service gross profit—acquisitions	0.1	—
Parts and service gross profit, as reported	$83.2	$79.9	$3.3	4%
Parts and service gross margin—same store(1)	58.0%	56.3%	1.7%	3%
 _____________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net-

	For the Three Months Ended September 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$44.0	$36.1	$7.9	22%
Finance and insurance, net—acquisitions	0.1	—
Finance and insurance, net as reported	$44.1	$36.1	$8.0	22%
Finance and insurance, net per vehicle sold—same store(1)	$1,242	$1,169	$73	6%
______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Three Months Ended September 30,
	2012	2011
REVENUE MIX PERCENTAGES:
New vehicles	56.3%	52.6%
Used retail vehicles	23.5%	25.7%
Used vehicle wholesale	4.5%	4.8%
Parts and service	12.0%	13.5%
Finance and insurance, net	3.7%	3.4%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	21.3%	21.6%
Used retail vehicles	13.9%	14.2%
Used vehicle wholesale	(0.4)%	(0.7)%
Parts and service	42.6%	44.7%
Finance and insurance, net	22.6%	20.2%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	72.3%	77.1%

New Vehicle-

	For the Nine Months Ended September 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue—same store(1)
Luxury	$680.3	$602.2	$78.1	13%
Mid-line import	945.0	796.8	148.2	19%
Mid-line domestic	275.9	260.4	15.5	6%
Total new vehicle revenue—same store(1)	1,901.2	1,659.4	241.8	15%
New vehicle revenue—acquisitions	1.5	—
New vehicle revenue, as reported	$1,902.7	$1,659.4	$243.3	15%
Gross profit:
New vehicle gross profit—same store(1)
Luxury	$51.9	$45.4	$6.5	14%
Mid-line import	51.4	49.1	2.3	5%
Mid-line domestic	18.6	17.5	1.1	6%
Total new vehicle gross profit—same store(1)	121.9	112.0	9.9	9%
New vehicle gross profit—acquisitions	0.2	—
New vehicle gross profit, as reported	$122.1	$112.0	$10.1	9%

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
New vehicle units:
New vehicle retail units—same store(1)
Luxury	13,834	12,221	1,613	13%
Mid-line import	35,969	30,767	5,202	17%
Mid-line domestic	7,564	7,000	564	8%
Total new vehicle retail units—same store(1)	57,367	49,988	7,379	15%
Fleet vehicles	1,810	2,007	(197)	(10)%
Total new vehicle units—same store(1)	59,177	51,995	7,182	14%
New vehicle units—acquisitions	20	—
New vehicle units—actual	59,197	51,995	7,202	14%

New Vehicle Metrics-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
Revenue per new vehicle sold—same store(1)	$32,127	$31,915	$212	1%
Gross profit per new vehicle sold—same store(1)	$2,060	$2,154	$(94)	(4)%
New vehicle gross margin—same store(1)	6.4%	6.7%	(0.3)%	(4)%
______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Used Vehicle-

	For the Nine Months Ended September 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues—same store(1)	$839.1	$775.2	$63.9	8%
Used vehicle retail revenues—acquisitions	0.6	—
Total used vehicle retail revenues	839.7	775.2	64.5	8%

Used vehicle wholesale revenues—same store(1)	148.9	147.7	1.2	1%
Used vehicle wholesale revenues—acquisitions	—	—
Total used vehicle wholesale revenues	148.9	147.7	1.2	1%
Used vehicle revenue, as reported	$988.6	$922.9	$65.7	7%
Gross profit:
Used vehicle retail gross profit—same store(1)	$79.9	$79.0	$0.9	1%
Used vehicle retail gross profit—acquisitions	0.2	—
Total used vehicle retail gross profit	80.1	79.0	1.1	1%

Used vehicle wholesale gross profit—same store(1)	(0.3)	(0.5)	0.2	40%
Used vehicle wholesale gross profit—acquisitions	(0.1)	—
Total used vehicle wholesale gross profit	(0.4)	(0.5)	0.1	20%
Used vehicle gross profit, as reported	$79.7	$78.5	$1.2	2%
Used vehicle retail units:
Used vehicle retail units—same store(1)	44,133	41,014	3,119	8%
Used vehicle retail units—acquisitions	19	—
Used vehicle retail units—actual	44,152	41,014	3,138	8%

Used Vehicle Metrics-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
Revenue per used vehicle retailed—same store(1)	$19,013	$18,901	$112	1%
Gross profit per used vehicle retailed—same store(1)	$1,810	$1,926	$(116)	(6)%
Used vehicle retail gross margin—same store(1)	9.5%	10.2%	(0.7)%	(7)%
______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Parts and Service-

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions)
Revenue:
Parts and service revenue—same store(1)	$428.9	$423.8	$5.1	1%
Parts and service revenues—acquisitions	0.3	—
Parts and service revenue, as reported	$429.2	$423.8	$5.4	1%

Gross profit:
Parts and service gross profit—same store(1)
Customer pay	$153.3	$146.7	$6.6	4%
Reconditioning and preparation	50.8	41.6	9.2	22%
Warranty	29.3	33.7	(4.4)	(13)%
Wholesale parts	14.7	14.3	0.4	3%
Total parts and service gross profit—same store(1)	248.1	236.3	11.8	5%
Parts and service gross profit—acquisitions	0.1	—
Parts and service gross profit, as reported	$248.2	$236.3	$11.9	5%
Parts and service gross margin—same store(1)	57.8%	55.8%	2.0%	4%
 _____________________________

(1)
Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

Finance and Insurance, net-

	For the Nine Months Ended September 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net—same store(1)	$123.5	$102.0	$21.5	21%
Finance and insurance, net—acquisitions	0.1	—
Finance and insurance, net as reported	$123.6	$102.0	$21.6	21%
Finance and insurance, net per vehicle sold—same store(1)	$1,195	$1,097	$98	9%
______________________________

(1)
 Same store amounts consist of information from dealerships for the identical months of each period presented in the comparison, commencing with the first full month in which the dealership was owned by us.

	For the Nine Months Ended September 30,
	2012	2011
REVENUE MIX PERCENTAGES:
New vehicles	55.2%	53.4%
Used retail vehicles	24.4%	24.9%
Used vehicle wholesale	4.3%	4.8%
Parts and service	12.5%	13.6%
Finance and insurance, net	3.6%	3.3%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	21.3%	21.2%
Used retail vehicles	14.0%	14.9%
Used vehicle wholesale	(0.1)%	(0.1)%
Parts and service	43.3%	44.7%
Finance and insurance, net	21.5%	19.3%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	73.1%	76.8%

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures
(In millions)
(Unaudited)

	September 30, 2012	December 31, 2011	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$5.9	$11.4	$(5.5)	(48)%
New vehicle inventory	465.7	400.0	65.7	16%
Used vehicle inventory	86.2	82.0	4.2	5%
Parts inventory	36.5	37.5	(1.0)	(3)%
Total current assets	864.9	792.5	72.4	9%
Floor plan notes payable	463.5	434.0	29.5	7%
Total current liabilities	655.4	636.3	19.1	3%

CAPITALIZATION:
Long-term debt (including current portion)	$434.7	$458.6	$(23.9)	(5)%
Shareholders' equity	385.4	326.6	58.8	18%
Total	$820.1	$785.2	$34.9	4%
Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2012	2011
Luxury
BMW	8%	9%
Mercedes-Benz	7%	7%
Lexus	6%	6%
Acura	5%	4%
Infiniti	5%	5%
Other luxury	5%	5%
Total luxury	36%	36%
Mid-Line Imports:
Honda	21%	19%
Nissan	13%	13%
Toyota	12%	11%
Other imports	4%	5%
Total imports	50%	48%
Mid-Line Domestic:
Ford	8%	9%
Chevrolet	2%	3%
Other domestics	4%	4%
Total domestic	14%	16%
Total New Vehicle Revenue	100%	100%

Selling, General and Administrative Expense (“SG&A”)-

	For the Three Months Ended September 30,				Increase	% of Gross Profit Decrease
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$132.0	67.6%	$129.0	72.1%	$3.0	(4.5)%
Rent expense	9.1	4.7%	8.9	5.0%	0.2	(0.3)%
SG&A-total	$141.1	72.3%	$137.9	77.1%	$3.2	(4.8)%
Gross profit	$195.1		$178.9

	For the Nine Months Ended September 30,				Increase (Decrease)	% of Gross Profit Decrease
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$392.6	68.4%	$377.5	71.4%	$15.1	(3.0)%
Rent expense	26.7	4.7%	28.4	5.4%	(1.7)	(0.7)%
SG&A-total	$419.3	73.1%	$405.9	76.8%	$13.4	(3.7)%
Gross profit	$573.6		$528.8

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in connection with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In its evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	September 30, 2012	June 30, 2012
	(Dollars in millions)
Adjusted leverage ratio:
Book value of long-term debt (including current portion)	$434.7	$416.1

Calculation of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"):
Income from continuing operations	$78.5	$68.1

Add:
Depreciation and amortization	22.7	22.9
Income tax expense	48.6	42.3
Convertible debt discount amortization	0.5	0.6
Swap and other interest expense	40.6	42.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	190.9	175.9

Non-core items - expense:
Loss on extinguishment of long-term debt	0.4	0.8
Real estate related losses	—	0.4
Executive separation cost	—	1.6
Total non-core items	0.4	2.8

Adjusted EBITDA	$191.3	$178.7

Adjusted leverage ratio	2.3	2.3

The non-core operating items shown in the table below are (i) legal claims related to operations from 2000 to 2006, (ii) expenses related to executive separation benefits and (iii) expenses related to real estate transactions.

	For the Three Months Ended September 30,
	2012	2011
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$20.7	$12.3
Discontinued operations, net of tax	2.1	—
Income from continuing operations	22.8	12.3

Non-core items - expense (income):
Executive separation costs	—	1.6
Real estate-related charges	—	0.4
Loss on extinguishment of long-term debt	—	0.4
Tax benefit on non-core items above	—	(0.9)
Total non-core items	—	1.5
Adjusted income from continuing operations	$22.8	$13.8

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$0.66	$0.38
Discontinued operations, net of tax	0.06	—
Income from continuing operations	0.72	0.38

Total non-core items	—	0.04
Adjusted diluted EPS from continuing operations	$0.72	$0.42

Weighted average common shares outstanding - diluted	31.5	32.5

	For the Nine Months Ended September 30,
	2012	2011
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$59.4	$46.4
Discontinued operations, net of tax	1.8	(16.6)
Income from continuing operations	61.2	29.8

Non-core items - expense (income):
Litigation related expense	—	9.0
Executive separation costs	—	6.6
Real estate-related charges	—	1.9
Loss on extinguishment of long-term debt	—	0.4
Tax benefit on non-core items above	—	(6.8)
Total non-core items	—	11.1
Adjusted income from continuing operations	$61.2	$40.9

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$1.88	$1.41
Discontinued operations, net of tax	0.06	(0.51)
Income from continuing operations	1.94	0.90

Total non-core items	—	0.34
Adjusted diluted EPS from continuing operations	$1.94	$1.24

Weighted average common shares outstanding - diluted	31.6	33.0